UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22372

Clarity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Suite 110

2001 Westown Parkway

West Des Moines, Iowa 50265

 (Address of Principal Office)

(Name and Address of Agent for Service)

Bradley R. Peyton

Suite 110

2001 Westown Parkway

West Des Moines, Iowa 50265

Copies of all communications to:

John C. Miles

Cline Williams Wright Johnson & Oldfather, LLP

Suite 1900

233 S. 13th

Lincoln, Nebraska 68508

Registrant's Telephone Number, including Area Code: 515-252-7489

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

CLARITY FUND

SEPTEMBER 30, 2011

(UNAUDITED)

Clarity Fund
Portfolio Illustration
September 30, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.
The underlying securities are represented as a percentage of the portfolio of investments.

	Clarity Fund
	Schedule of Investments
	September 30, 2011 (Unaudited)

Shares		Value

COMMON STOCK - 25.44%

Accident & Health Insurance - 1.95%
580	AFLAC, Inc.	$ 20,271

Agriculture Production-Crops - 0.24%
300	Chiquita Brands International, Inc.*	2,502

Computer Communications Equipment - 2.00%
1,340	Cisco Systems, Inc.	20,770

Crude Petroleum & Natural Gas - 0.93%
2,000	Vaalco Energy, Inc.*	9,720

Drawing & Insulating Non-Ferrous Wire - 0.83
700	Corning, Inc.	8,652

Electric Services - 3.13%
375	Exelon Corp.	15,979
250	Entergy Corp.	16,573
		32,552
Electromedical & Electrotherapeutic Apparatus - 1.92%
600	Medtronic, Inc.	19,944

Fire, Marine & Casualty Insurance - 0.58%
100	Ace Ltd.	6,060

Life Insurance - 2.05%
2,100	Atlantic American Corp.*	3,990
650	FBL Financial Group	17,303
		21,293
Management Services - 0.18%
100	Michael Baker Corp.*	1,913

Natural Gas Transmission - 0.39%
100	Energy Transfer Partners L.P.	4,101

Periodicals: Publishing Or Publishing & Printing - 1.09%
500	Meredith Corp.	11,320

Petroleum Refining - 2.56%
250	Conoco Philips Co.	15,830
500	Marathon Oil Corp.	10,790
		26,620
Pharmaceutical Preparations - 3.43%
410	Abbott Laboratories	20,967
330	AstraZeneca PLC ADR	14,639
		35,606
Publishing-Books - 0.78%
8,133	Peoples Educational Holdings, Inc.*	8,126

Railroads, Line-Haul Operating - 0.79%
100	Union Pacific Corp.	8,167

Retail-Miscellaneous Shopping Goods Stores - 1.41%
1,100	Staples, Inc.	14,630

Variety Retail - 1.17%
350	Big Lots, Inc.*	12,191

TOTAL FOR COMMON STOCK (Cost $268,910) - 25.43%		$ 264,438

CLOSED-END MUTUAL FUNDS - 0.96%
206	Adams Express, Co.	1,897
630	Calamos Strategic Total Return	5,015
200	Macquarie Global Infrastructure Total Return Fund, Inc.	3,064
TOTAL FOR CLOSED-END MUTUAL FUNDS (Cost $11,772) - 0.96%		9,976

PREFERRED STOCKS - 1.30%
700	Hartford Financial Services Group, Inc. 04/01/2013 7.25%	13,482
TOTAL PREFERRED STOCKS (Cost $13,908) - 1.30%		13,482

PUT OPTIONS - 0.02% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	SPDR Gold Shares
500	January 2012 Put @ $95.00	150

	SPDR Gold Shares
2,000	January 2012 Put @ $60.00	60

	Total (Premiums Paid $1,555) - 0.02%	210

CALL OPTIONS - 0.44% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Call
	American Eagle Outfitters
5,000	01/21/2012 Call @ $14.50	2,250

	Bank of America Corp.
25,000	2/18/2012 Call @ $14.00	1,000

	Bank of America Corp.
2,000	1/19/2013 Call @ $12.50	800

	Hewlett-Packard
2,000	01/19/2013 Call @ $30.00	4,580

	Total (Premiums Paid $9,155) - 0.83%	8,630

SHORT TERM INVESTMENTS - 73.15%
760,384	Fidelity Institutional Money Market Portfolio 0.30% ** (Cost $760,384)	760,384

TOTAL INVESTMENTS (Cost $1,065,684) - 101.69%		$ 1,057,120

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.69)%		(17,611)

NET ASSETS - 100.00%		$ 1,039,509

* Non-income producing securities during the period.
** Variable Rate Security, the coupon rate shown represents the yield at September 30, 2011.
The accompanying notes are an integral part of these financial statements.

Clarity Fund
Statement of Assets and Liabilities
September 30, 2011 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $1,065,684)	$ 1,057,120
Cash	500
Receivables:
Due from Adviser	3,029
Dividends and Interest	244
Prepaid Expenses	4,296
Total Assets	1,065,189
Liabilities:
Payables:
Accrued Audit Fees	9,062
Other Accrued Expenses	2,677
Securities Purchased	13,941
Total Liabilities	25,680
Net Assets	$ 1,039,509

Net Assets Consist of:
Paid In Capital	$ 1,041,090
Accumulated Undistributed Net Investment Loss	(1,521)
Accumulated Undistributed Realized Gain on Investments	8,504
Unrealized Depreciation in Value of Investments	(8,564)
Net Assets, for 101,702 Shares Outstanding; (1,000,000,000 shares authorized for $0.000001 par value,
to Clarity Fund, Inc., the corporation; 50,000,000 shares authorized to the Clarity Fund)	$ 1,039,509

Net Asset Value and Redemption Price Per Share	$ 10.22

Short-Term Redemption Price Per Share ($10.22*0.98) *	$ 10.02

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
The accompanying notes are an integral part of these financial statements.

Clarity Fund
Statement of Operations
For the six months ended September 30, 2011 (Unaudited)

Investment Income:
Dividends	$ 1,797
Interest	291
Total Investment Income	2,088

Expenses:
Advisory Fees (Note 4)	2,406
Transfer Agent & Accounting Fees	6,143
Audit Fees	7,250
Legal Fees	7,300
Miscellaneous Fees	182
Custodial Fees	3,400
Trustee Fees	5,666
Insurance Fees	536
Registration Fees	399
Printing and Mailing	214
Total Expenses	33,496
Fees Waived and Reimbursed by the Advisor (Note 4)	(29,887)
Total Expenses	3,609

Net Investment Loss	(1,521)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	3,846
Net Change in Unrealized Depreciation on Investments	(19,060)
Net Change in Unrealized Depreciation on Options Purchased	(754)
Realized and Unrealized Loss on Investments	(15,968)

Net Increase in Net Assets Resulting from Operations	$ (17,489)

The accompanying notes are an integral part of these financial statements.

Clarity Fund
Statement of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Period Ended *
	9/30/2011	3/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (1,521)	$ (840)
Net Realized Gain on Investments	3,846	5,239
Net Realized Capital Gains from Registered Investment Companies	-	259
Change in Unrealized Appreciation/(Depreciation) on Investments	(19,060)	12,365
Change in Unrealized Depreciation on Options Purchased	(754)	(1,115)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(17,489)	15,908

Capital Share Transactions (Note 5)	730,779	310,311

Total Increase in Net Assets	713,290	326,219

Net Assets:
Beginning of Period	326,219	-

End of Period (including accumulated undistributed net investment income of $0)	$ 1,039,509	$ 326,219

* The Fund commenced operations on June 30, 2010.
The accompanying notes are an integral part of these financial statements.

Clarity Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Period Ended	(a)
	9/30/2011		3/31/2011

Net Asset Value, at Beginning of Period	$ 10.63		$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.03)		(0.04)
Net Gain/(Loss) on Securities (Realized and Unrealized)	(0.38)		0.67
Total from Investment Operations	(0.41)		0.63

Net Asset Value, at End of Period	$ 10.22		$ 10.63

Total Return ** (b)	(3.86)%		6.30%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,040		$ 326
Before Waiver
Ratio of Expenses to Average Net Assets	13.80%	***	22.76%	***
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	***	1.50%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.63)%	***	(0.50)%	***
Portfolio Turnover	40.92%		110.32%

(a) The Fund commenced operations on June 30, 2010.
(b) Not Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

The accompanying notes are an integral part of these financial statements.

CLARITY FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011 (UNAUDITED)

1.  ORGANIZATION

Clarity Fund (the “Fund”), a series of Clarity Fund, Inc. (the “Company”), was incorporated under the laws of the State of Nebraska on July 6, 2009, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-ended registered investment management company (a “mutual fund”).  The Company is authorized to issue a total of 1,000,000,000 of Capital Shares of common stock in series with a par value of $.000001 per share. Fifty million (50,000,000) of these shares have been authorized by the Board of Directors (the “Board”) to be issued in one series designated Clarity Fund shares.  The Fund began operations on June 30, 2010.

The primary investment objective of the Fund is capital appreciation.

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  As a result, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

ORGANIZATIONAL AND OFFERING EXPENSES:  All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the six months ended September 30, 2011, related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the first in first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.  SECURITIES VALUATIONS:  As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, closed end mutual funds, and real estate investment trusts) - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last mean price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2011:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 264,438	$0	$0	$ 264,438
Closed-End Mutual Funds	9,976	0	0	9,976
Preferred Stock	13,482	0	0	13,482
Put Options	210	0	0	210
Call Options	8,630	0	0	8,630
Money Market Fund	760,384	0	0	760,384
Total	$1,057,120	$0	$0	$1,057,120

* See the Schedule of Investments for categories by industry.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Clarity Capital Management, Inc. serves as investment Adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended September 30, 2011 the Adviser earned $2,406 in Adviser fees.  Effective September 1, 2011, the Fund’s Adviser, Clarity Capital Management, Inc. has agreed to limit the Adviser’s fees and/or reimburse other expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expense to an amount that is no greater than 1.50% per annum until March 31, 2013. For the six months ended September 30, 2011, the Adviser waived and reimbursed $29,887. At September 30, 2011, the Adviser owed the Fund $3,029.

Certain officers and directors of the Fund are also officers and directors of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

At September 30, 2011, paid in capital amounted to $1,041,090 of the Fund. Transactions in capital for the six months ended September 30, 2011 and June 30, 2010 (commencement of operations) through March 31, 2011, were as follows:

	September 30, 2011		June 30, 2010 (commencement of operations) Through March 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	71,404	$735,000	31,193	$315,331
Shares issued in reinvestment of dividends	-	-	-	-
Shares redeemed	(404)	(4,221)	(491)	(5,020)
Net increase	71,000	$730,779	30,702	$310,311

The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.  For the six months ended September 30, 2011, the Fund did not collect any early redemption fees.

6.  DERIVATIVES

Transactions in purchased options during six months ended September 30, 2011 were as follows:

	Number of Contracts	Premiums Paid
Options outstanding at March 31, 2011	25	$ 1,555
Options purchased	340	9,155
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	-	-
Options outstanding at September 30, 2011	365	$ 10,710

Realized and unrealized gains and losses on derivatives contracts entered into during the six months ended September 30, 2011, by the Fund are recorded in the following locations in the Statement of Operations:

                                                                                  Realized

Unrealized

Location

Gain/(Loss)

Location

Gain/(Loss)

Put options                       Realized Gain

    Change in Unrealized

 Purchased                     (Loss) on Options

       $  -                              Depreciation                 $  (754)

                              on Options

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2011, MG Trust Services held in omnibus accounts for the benefit of others approximately 66.89% of the voting securities of the Fund and may be deemed to control the Fund.

8.  DISTRIBUTION PLAN

The Fund intends to initially sell its shares as an issuer dealer without sales charges, 12b-1 fees or other servicing fees directly to shareholders. However, the Fund has adopted Distribution, 12b-1 and Shareholder Servicing Plans that when activated will permit it to engage one or more broker dealers and or other parties to assist in distribution and servicing shareholder accounts in the future. These plans permit the assessment of 12b-1 fees, servicing fees and other direct and or indirect sales charges. These plans are not currently effective.  If the 12b-1 plan was activated, the fees will be paid out of the Fund’s assets on an ongoing basis and will increase costs.  The 12b-1 plan maximum fee is 0.25%.  The 12b-1 plan will only be implemented when the Board determines that it is in the best interests of the Fund and its shareholders to activate the plan to encourage distribution of the Fund shares.

9.   INVESTMENT TRANSACTIONS

For the six months ended September 30, 2011, purchases and sales of investment securities, other than options and short-term investments, were as follows:

Purchases

Investment Securities                          $ 246,892

Sales

Investment Securities                          $   64,704

As of September 30, 2011, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation                             $    7,227

Gross (Depreciation)                              (15,791)

Net Appreciation on Investments    $   (8,564)

At September 30, 2011, the aggregate cost of securities for federal income tax purposes was $1,065,684.

10. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid by the Fund for the six months ended September 30, 2011.

Clarity Fund
Expense Illustration
September 30, 2011 (Unaudited)

Expense Example

As a shareholder of the Clarity Fund , you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2011	September 30, 2011	April 1,2011 to September 30,2011

Actual	$1,000.00	$961.43	$7.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CLARITY FUND

DIRECTORS AND OFFICERS

SEPTEMBER 30, 2011 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address*, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Al K. Kaduce Age: 54	Director and Audit Chair	Until resignation or successor appointed; July 2009	1	Owner, Kaduce & Company, PC an accounting and tax consulting firm, 2010-Present; Partner, Haines, Kaduce, Schmid, Macklin, an accounting and tax consulting firm, 1977- 2010
J. Scott Raecker Age: 50	Director and Chair	Until resignation or successor appointed; July 2009	1	Executive Director, Institute for Character Development
Douglas Pals Age: 43	Director	Until resignation or successor appointed; July 2009	1	Owner, Re:Sourceful Communications, a marketing, product development, business cultural development consulting firm.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address*, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Bradley R. Peyton ** Age: 54	Portfolio Manager and Director	Until resignation or successor appointed; July 2009	1	President, Clarity Capital Management, Inc. and President, Clarity Asset Management, Inc.
OFFICERS:
Debra A. Conlon Age: 49	Treasurer	Until resignation or successor appointed; September 2011.	1	Chief Financial Officer, Clarity Capital Management, Inc. and Clarity Asset Management, Inc.
Mary D. Pitcher Age: 49	Chief Compliance Officer	Until resignation or successor appointed; July 2009	1

Chief Compliance Officer, Clarity Capital Management, Inc.; Clarity Asset Management, Inc. and President Compliance Resources, Inc., a compliance consultant.  Bankers Trust Company, N.A., Trust Compliance Officer

* 2001 Westown Parkway, Suite 110, West Des Moines, Iowa 50265

** Mr. Peyton is a Director and Officer of Clarity Capital Management, Inc., investment adviser to the Clarity Fund, and as such is considered an “interested person” of the Clarity Fund, as that term is defined in the Investment Company Act of 1940 (an “Interested Director”).

CLARITY FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2011 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31.  The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-838-9488, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 838-9488 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the Directors and is available, without charge, upon request.  You may call toll-free (888) 838-9488 to request a copy of the SAI or to make shareholder inquiries.

Approval of Investment Advisory Agreement - The Independent Directors, voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Adviser.  Approval took place at a meeting held on May 18, 2011, at which all of the Independent Directors were present in person.

The Independent Directors were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Directors requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders.  The Directors reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the financial condition of the Fund including Adviser voluntary waivers; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.  The Directors reviewed the background, qualifications, education and experience of the Adviser’s investment and operational personnel.  The Directors also discussed and considered the quality of administrative and other services provided to the Fund, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs.  Prior to voting, the Independent Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Adviser were present.

The Directors considered the responsibilities of the Adviser under the Investment Advisory Agreement, noting that the Adviser is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.

In their review of the quality of services provided by the Adviser the Directors reviewed biographical information on the Adviser’s key personnel, in particular the investment management and compliance team.  The Directors considered the roles of each person as well as their relevant experience in the financial services industry.

The Directors discussed the Adviser’s financial condition surrounding the Adviser voluntary waivers.  The Independent Directors concluded that the Adviser is financially capable of satisfying its obligations under the Investment Advisory Agreement.

The Directors reviewed the performance of the Fund as of March 31, 2011 and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds.  The Directors found that the Fund’s performance record appeared to be generally consistent with the performance of the market and its peer funds.

The Directors reviewed the Fund’s brokerage practices and noted that the Adviser does not use soft dollar relationships. They also reviewed the average commission rates paid by the Fund.

The Directors reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund’s total expense ratio to average advisory fees and total expense ratios for other similar equity funds.

After having received the Adviser’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Directors concluded that:  (i) based on performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believed that the Adviser has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is in line with the average of comparably managed funds, and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that is generally in line with other comparably managed funds.  The Independent Directors decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.  The Independent Directors also considered the “fallout benefits” to the Adviser, however, given that the Fund is one of two clients of the Adviser, potential "fallout benefits" were not considered to be material factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Investment Advisory Agreement.  Rather, the Directors concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Clarity Fund, Inc., Suite 110, 2001 Westown Parkway, West Des Moines, Iowa 50265.  A copy will be sent to you within three (3) business days of receipt of your request.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant has an Audit Committee Financial Expert, Al Kaduce. Mr. Kaduce is independent and is not an interested person as defined.  The full Board and Audit Committee members have approved the Audit Committee Financial Expert and Mr. Kaduce has agreed to serve in that capacity.

Item 4.

Principal Accountant Fees and Services.

Not Applicable.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

Item 12.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLARITY FUND, INC.

By:_____ /s/ _____

Bradley R. Peyton

President, Principal Executive

Officer and Director

Date: December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

_____ /s/ ________

Bradley R. Peyton

President, Principal Executive Officer and Director

Date: December 2, 2011

______ /s/ ________

Debra Conlon

Treasurer, Principal Financial Officer

Date: December 2, 2011